UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2005

Date of report (Date of earliest event reported)

The Latin American Discovery Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	811-06574	521774878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 Avenue of the Americas, 22nd Floor, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

(800) 221-6726

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 11, 2005, The Latin American Discovery Fund, Inc. announced that it will no longer concentrate its investments in the telecommunications industry of Latin American countries. Reference is made to the press release, dated May 11, 2005, annexed hereto as Exhibit 99.1 for further information regarding the Fund’s investments.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Change in Concentration Policy

The information furnished under “Item 7.01. Regulation FD Disclosure” of this Form 8-K, including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2005

By:	/s/ AMY R. DOBERMAN
Name:	Amy R. Doberman
Title:	Vice President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Announcing Change in Concentration Policy

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